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                                                                    EXHIBIT 10.2

                                 STOCK PLAN FOR
                        NEW DIRECTORS OF LITTELFUSE, INC.

          1. Purpose. Littelfuse, Inc. (the "Corporation") desires to attract and retain directors of outstanding talent. The Stock Plan for New Directors of Littelfuse, Inc. (the "Plan") affords eligible directors of the Corporation the opportunity to acquire proprietary interests in the Corporation and thereby encourages their highest levels of performance and interest.

          2.    Scope and Duration.

                    a. Awards under the Plan may be granted as incentive stock options ("incentive stock options"), as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("non-qualified options"; the term "options" includes incentive stock options and non-qualified options).

                    b. The maximum aggregate number of shares of common stock of the Corporation (the "Common Stock") as to which awards of options may be made from time to time under the Plan is the lesser of: (i) 1% of the number of outstanding shares of Common Stock, (ii) the number of shares representing 1% of the voting power of the Common Stock outstanding; or (iii) 25,000 shares. Shares issued pursuant to this Plan may be in whole or in part, as the Board of Directors of the Corporation (the "Board of Directors") shall from time to time determine, authorized but unissued shares or issued shares reacquired by the Corporation. The maximum aggregate number of shares of Common Stock as to which awards of options may be made to any one individual during any calendar year shall be 25,000. If for any reason any shares as to which an option has been granted cease to be subject to purchase thereunder, or to the extent that any awards under the Plan denominated in shares are paid or settled in cash or are surrendered upon the exercise of an option, then (unless the Plan shall have been terminated) such shares, and any shares surrendered to the Corporation upon such exercise, shall become available for subsequent awards under the Plan; provided, however, that shares surrendered by the Corporation upon the exercise of an incentive stock option shall not be available for subsequent award of additional stock options under the Plan.

                    c. No incentive stock option shall be granted hereunder after June 10, 2012.

          3.    Administration.

                    a. The Plan shall be administered by the Compensation Committee or any successor thereto of the Board of Directors of the Corporation or by such other committee (the "Committee") as shall be determined by the Board of Directors. The Committee shall consist of not less than two members of the Board of Directors, each of whom shall qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under
         Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").



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                    b. The Committee shall have plenary authority in its sole
         discretion, subject to and not inconsistent with the express provisions of this Plan:

                            (1) to grant options, to determine the purchase
                  price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option;

                            (2) to designate options as incentive stock options
                  or non-qualified options;

                            (3) to interpret the Plan;

                            (4) to prescribe, amend and rescind rules and
                  regulations relating to the Plan;

                            (5) to determine the terms and provisions of the
                  options (which need not be identical) entered into in connection with awards under the Plan;

         and to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  Without limiting the foregoing, the Committee shall have plenary authority in its sole discretion, subject to, and not inconsistent with, the express provisions of the Plan, to:

                            (1) select Participants (as defined below) for
                  participation in the Plan;

                            (2) determine the timing, price, and amount of any
                  grant or award under the Plan to any Participant; and

                            (3) approve the election of the Participant to
                  receive cash in whole or in part in settlement of any award under the Plan.

                  As used in the Plan, the following terms shall have the following meanings: the term "Participant" shall mean an Eligible Director; the term "Employee" shall mean a full-time, non-union, salaried employee of the Corporation or any of its Subsidiaries; the term "Eligible Director" shall mean any individual who is a member of the Board of Directors of the Corporation who is not then an Employee or a beneficial owner, either directly or indirectly, of more than ten percent (10%) of the Common Stock of the Corporation; and the term "Subsidiaries" shall mean all corporations in which the Corporation owns, directly or indirectly, more than fifty percent (50%) of the total voting power of all classes of stock.

                    c. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or


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         any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that the Committee may not delegate any duties to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act. The Committee may employ attorneys, consultants, accountants, or other persons, and the Committee, the Corporation, its Subsidiaries, and their respective officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Corporation, its Subsidiaries, and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or awards made hereunder, and all members and agents of the Committee shall be fully protected by the Corporation in respect of any such action, determination, or interpretation.

          4. Eligibility. Persons eligible to participate in this Plan shall include all Eligible Directors.

          5.    Option Price.

                    a. The purchase price of the Common Stock covered by each option awarded to an Eligible Director shall be determined by the Committee; provided, however, that in the case of incentive stock options, the purchase price shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted. Fair market value shall mean,

                            (1) if the Common Stock is duly listed on a national
                  securities exchange or on The Nasdaq Stock Market ("Nasdaq") ("Duly Listed"), the closing price of the Common Stock for the date on which the option is granted, or, if there are no sales on such date, on the next preceding day on which there were sales, or

                            (2) if the Common Stock is not Duly Listed, the fair
                  market value of the Common Stock for the date on which the option is granted, as determined by the Committee in good faith. Such price shall be subject to adjustment as provided in paragraph 11.

         The price so determined shall also be applicable in connection with the exercise of any related right.

                    b. The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check or other instrument acceptable to the Corporation, or, if permitted by the Committee, in shares of the Common Stock, valued at the closing price of the Common




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         Stock as reported on either a national securities exchange or NASDAQ for the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales (or, if the Common Stock is not Duly Listed, the fair market value of the Common Stock on the date of exercise, as determined by the Committee in good faith), or, if permitted by the Committee and subject to such terms and conditions as it may determine, by surrender of outstanding awards under the Plan. In addition, the Participant shall pay any amount necessary to satisfy applicable federal, state, or local tax requirements promptly upon notification of the amount due. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the Participant, or a portion of the shares of Common Stock that otherwise would be distributed to such Participant upon exercise of the option, or a combination of cash and shares of such Common Stock.

          6. Term of Options. The term of each incentive stock option granted under the Plan shall be such period of time as the Committee shall determine, but not more than ten years from the date of grant, subject to earlier termination as provided in paragraphs 9 and 10. The term of each non-qualified option granted under the Plan to Eligible Directors shall be such period of time as the Committee shall determine, subject to earlier termination as provided in paragraphs 9 and 10.

          7.    Exercise of Options.

                    a. Each option shall become exercisable, in whole or in part, as the Committee shall determine; provided, however, that the Committee may also, in its discretion, accelerate the exercisability of any option in whole or in part at any time.

                    b. Subject to the provisions of the Plan and unless otherwise provided in the option agreement, an option granted under the Plan shall become exercisable in full at the earliest of the Participant's death, Eligible Retirement (as defined below), Total Disability, or a Change in Control (as defined in paragraph 10). For purposes of this Plan, the term "Eligible Retirement" shall mean the date upon which an Eligible Director, having attained the age of not less than sixty-two, terminates his or her service as a director of the Corporation.

                    c. An option may be exercised, at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable; provided, however, that an option may not be exercised at any one time as to less than 100 shares or less than the number of shares as to which the option is then exercisable, if that number is less than 100 shares.

                    d. Subject to the provisions of paragraphs 9 and 10, in the case of incentive stock options, no option may be exercised at any time unless the holder thereof is then an Eligible Director.


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                    e. Upon the exercise of an option or portion thereof in
         accordance with the Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a shareholder with respect to the shares issued as a result of such exercise.

          8. Non-Transferability of Options; Holding Periods for Eligible Directors.

                    a. Options under the Plan shall not be transferable by the grantee thereof otherwise than by will or the laws of descent and distribution; provided, however, that

                            (1) the designation of a beneficiary by a
                  Participant shall not constitute a transfer, and

                            (2) options may be exercised during the lifetime of
                  the Participant only by the Participant or, unless such exercise would disqualify an option as an incentive stock option, by the Participant's guardian or legal representative.

                    b. Notwithstanding anything contained in the Plan to the contrary,

                            (1) any option awarded hereunder to an Eligible
                  Director, or the shares of Common Stock into which any such option is exercised, may not be transferred or disposed of for at least six (6) months following the date of acquisition by the Eligible Director of such option, and

                            (2) the Committee shall take no action whose effect
                  would cause an Eligible Director to be in violation of clause
                  (1) above.

                    c. Notwithstanding the foregoing and anything else contained in the Plan to the contrary, up to 25% of the number of non-qualified options (said percentage to be calculated using as the nominator the sum of the amount of outstanding and unexercised non-qualified options proposed to be transferred plus the number of non-qualified options previously transferred by said Participant within the previous four years and using as the denominator the aggregate number of non-qualified options granted to said Participant within the previous four years) may be transferred (but only on a gift basis) by a Participant to an immediate family member of the Participant or a trust which has as beneficiaries at the time of transfer only the Participant and/or immediate family members of the Participant. As used herein, the term "immediate family members" shall mean the spouse of the Participant, children of the Participant and their spouses, grandchildren of the Participant and their spouses and great-grandchildren of the Participant and their spouses (hereinafter referred to as a "Permitted Transferee"). All transferred non-qualified options shall remain subject to all of the provisions of the Plan and any agreement between the Participant and the Corporation pertaining thereto, including, without limitation, all vesting, termination and forfeiture provisions, and the rights and obligations of a transferee with respect to a non-qualified option transferred thereto shall be determined pursuant to the provisions of the Plan and any such agreement as if the Participant remained the holder thereof. In no event shall any transferee of a transferred




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         non-qualified option be entitled to transfer such non-qualified option except pursuant to the laws of descent and distribution. Any transfer of non-qualified options made pursuant to this subsection (c) must be made pursuant to legal documentation provided by the Corporation, which legal documentation may contain such terms and conditions as the Corporation, in its discretion, deems appropriate, and shall be subject to verification by the Corporation or its legal counsel that the proposed transferee is a Permitted Transferee. Notwithstanding the foregoing, the Committee, in its absolute discretion, may restrict or deny the transfer of non-qualified options with respect to one or more Participants.

          9. Termination of Employment or Service. In the event that the service as a director of an Eligible Director to whom an option has been granted under the Plan shall be terminated for any reason other than as set forth in paragraph 10, such option may, subject to the provisions of the Plan, be exercised (but only to the extent that the Eligible Director was entitled to do so at the termination of his or her service as a director) at any time within three (3) months after such termination, but in no case later than the date on which the option terminates.

         Any option, or any rules and regulations relating to the Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date service as a director terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the Plan or in any award granted pursuant to the Plan shall confer upon any Participant any right to continue in the service of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation or its Subsidiaries to terminate such service at any time.

         10. Eligible Retirement, Death, or Total Disability of Eligible Director, Change in Control. If any Eligible Director to whom an option has been granted under the Plan shall die or suffer a Total Disability while in the service of the Corporation as a director, if any Eligible Director terminates his or her service as a director pursuant to an Eligible Retirement, or if a Change in Control should occur, such option may be exercised as set forth herein, whether or not the Participant was otherwise entitled at such time to exercise such option. Subject to the restrictions otherwise set forth in the Plan, such option shall be exercisable by the Participant, a legatee or legatees of the Participant under the Participant's last will, or by the Participant's personal representatives or distributees, whichever is applicable, at the earlier of

                    a. the date on which the option terminates in accordance with the term of grant, or

                    b. any time prior to the expiration of three (3) months after the date of such Participant's Eligible Retirement, his or her termination due to Total Disability, or the occurrence of a Change in Control, or, if applicable, within one year of such Participant's death.

For purposes of this paragraph 10, "Total Disability" is defined as the permanent inability of a Participant, as a result of accident or sickness, to perform any and every duty pertaining to such Participant's serving as a director of the Corporation.



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         A "Change in Control" shall be deemed to have occurred upon

                    a. a business combination, including a merger or consolidation, of the Corporation and the shareholders of the Corporation prior to the combination do not continue to own, directly or indirectly, more than fifty-one percent (51%) of the equity of the combined entity;

                    b. a sale, transfer, or other disposition in one or more transactions (other than in transactions in the ordinary course of business or in the nature of a financing) of the assets or earning power aggregating more than forty-five percent (45%) of the assets or operating revenues of the Corporation to any person or affiliated or associated group of persons (as defined by Rule 12b-2 of the Exchange Act in effect as of the date hereof);

                    c. the liquidation of the Corporation;

                    d. one or more transactions which result in the acquisition by any person or associated group of persons (other than the Corporation, any employee benefit plan whose beneficiaries are Employees of the Corporation or any of its Subsidiaries, or TCW Special Credits or any of its affiliates) of the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act, in effect as of the date hereof) of forty percent (40%) or more of the Common Stock of the Corporation, securities representing forty percent (40%) or more of the combined voting power of the voting securities of the Corporation which affiliated persons owned less than forty percent (40%) prior to such transaction or transactions; or

                    e. the election or appointment, within a twelve (12) month period, of any person or affiliated or associated group, or its or their nominees, to the Board of Directors of the Corporation, such that such persons or nominees, when elected or appointed, constitute a majority of the Board of Directors of the Corporation and whose appointment or election was not approved by a majority of those persons who were directors at the beginning of such period or whose election or appointment was made at the request of an Acquiring Person.

         An "Acquiring Person" is any person who, or which, together with all affiliates or associates of such person, is the beneficial owner of twenty percent (20%) or more of the Common Stock of the Corporation then outstanding, except that an Acquiring Person does not include the Corporation or any employee benefit plan of the Corporation or any of its Subsidiaries or any person holding Common Stock of the Corporation for or pursuant to such plan. For the purpose of determining who is an Acquiring Person, the percentage of the outstanding shares of the Common Stock of which a person is a beneficial owner shall be calculated in accordance with Rule 13d-e of the Exchange Act.

         11. Adjustments Upon Changes in Capitalization, etc. Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock other than a normal cash dividend,



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changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, liquidations, and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, rights, and restricted units including in the Committee's discretion revision of outstanding options so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options shall be eliminated.

         12. Effective Date. The Plan as theretofore amended shall become effective as of June 10, 2002. The Committee may, in its discretion, grant awards under the Plan, the grant, exercise, or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise, or payment,

                    a. the shares of Common Stock covered by such awards shall be Duly Listed, upon official notice of issuance, and

                    b. if the Corporation deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such shares shall be effective.

         13. Termination and Amendment. The Board of Directors of the Corporation may suspend, terminate, modify, or amend the Plan, provided that if any such amendment requires shareholder approval to meet the requirement of the then applicable rules under Section 16(b) of the Exchange Act, such amendment shall be subject to the approval of the Corporation's stockholders. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification, or amendment of the Plan may, without the consent of the Eligible Director to whom an award shall theretofore have been granted, adversely affect the rights of such Eligible Director under such award.

         14. Written Agreements. Each award of options shall be evidenced by a written agreement, executed by the Participant and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require.

         15. Effect on Other Stock Plans. The adoption of the Plan shall have no effect on awards made, or to be made, pursuant to other stock plans covering Eligible Directors of the Corporation or any successors thereto.

         16. Governing Law. The Plan and the rights and obligations of the Corporation and the Participants hereunder, and any options awarded or granted pursuant to the Plan, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or any options awarded or granted pursuant to the Plan to the statutory or common law of another jurisdiction.



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